EXHIBIT 1.1



                           NEWMONT MINING CORPORATION

                                Equity Securities

                             Underwriting Agreement
                             ----------------------

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[Names and Addresses of Representatives]

Ladies and Gentlemen:

          1. Introductory. Newmont Mining Corporation, a Delaware corporation (the "Company"), proposes to issue and sell from time to time (i) shares of common stock of the Company (the "Common Shares"), (ii) shares of a series of preferred stock of the Company (the "Preferred Shares") which may be convertible into Common Shares, (iii) depositary shares (the "Depositary Shares") which will represent a fraction of a Preferred Share or (iv) warrants to purchase Common Shares (the "Warrants") which may be sold separately or together with Common Shares. The Common Shares, the Preferred Shares, the Depositary Shares and the Warrants are hereinafter referred to as the "Securities". The Securities are registered under the registration statement referred to in Section 2(a).

          Particular issuances or series of the Securities will be sold pursuant to a Terms Agreement referred to in Section 3 in the form of Annex I attached hereto, for resale in accordance with the terms of offering determined at the time of sale. Under such Terms Agreement, subject to the terms and conditions hereof, the Company will agree to issue and sell, and the firm or firms specified therein (the "Underwriters"), for whom you are acting as representatives (the "Representatives") will agree to purchase, the amount of Securities specified therein (the "Firm Securities"). In such Terms Agreement, the Company also may grant to such Underwriters, subject to the terms and conditions set forth therein, an option to purchase additional Securities in an amount not to exceed the amount specified in such Terms Agreement (such additional Securities are hereinafter referred to as the "Option Securities"). The Firm Securities and the Option Securities are hereinafter collectively referred to as the "Offered Securities".

          Preferred Shares issued pursuant to the Terms Agreement referred to in
Section 3 will be issued in accordance with a Certificate of Designations as specified in such Terms Agreement (the "Certificate of Designations"). Depositary Shares issued pursuant to the Terms Agreement referred to in Section 3 will be issued under a Deposit Agreement (the "Deposit Agreement") between the Company and a bank or trust company selected by the Company as specified in such Terms Agreement (the "Depositary"). Warrants issued pursuant to the Terms Agreement referred to in Section 3 will be issued under a Warrant Agreement (the "Warrant Agreement") between a bank or trust company selected by the Company as specified in such Terms Agreement (the "Warrant Agent").

          Any reference in this Agreement to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant

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to Item 12 of Form S-3 under the Securities Act, as of the effective date of the
Registration Statement or the date of such preliminary prospectus or the Prospectus, as the case may be, and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated by reference therein.

          2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Underwriter that:

          (a) Registration Statement and Prospectus. (i) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement (File No. 333-_____), including a prospectus, relating to the Securities, and has been declared effective by the Commission. Such registration statement, as amended at the time of any Terms Agreement referred to in Section 3, is hereinafter referred to as the "Registration Statement", and the prospectus included in the Registration Statement, as supplemented as contemplated by Section 3 to reflect the terms of the Offered Securities and the terms of offering thereof, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") of the rules and regulations of the Commission under the Securities Act (the "Rules and Regulations"), and including any prospectus used to offer the Offered Securities[in any other jurisdiction other than Canada], is hereinafter referred to as the "Prospectus".

     [(ii) Canadian Prospectus. The Company meets the requirements of the securities legislation and the rules and regulations made thereunder, as amended, in each of the provinces of Canada other than Quebec (the "Qualifying Provinces") and the published policy statements of the securities regulatory authority in each of the Qualifying Provinces (the "Canadian Qualifying Authorities"), including National Instrument 71-101 The Multijurisdictional Disclosure System ("NI 71-101") and Companion Policy 71-101CP (collectively, the "Canadian Securities Laws"), for use of a Multijurisdictional Disclosure System ("MJDS") shelf prospectus with respect to the Securities, has filed with the Canadian Qualifying Authorities, designating the Ontario Securities Commission (the "OSC") as the principal jurisdiction, a preliminary MJDS shelf prospectus, a final MJDS shelf prospectus and an amended and restated final MJDS shelf prospectus in respect of the Securities and has also filed with the Canadian Qualifying Authorities a submission to jurisdiction and appointment of agent for service of process on Form 71-101F1, and has been issued a preliminary receipt by the OSC on behalf of the Canadian Qualifying Authorities for such preliminary MJDS shelf prospectus, a final receipt by the OSC on behalf of the Canadian Qualifying Authorities for such final MJDS shelf prospectus and a receipt by the OSC on behalf of the Canadian Qualifying Authorities for such amended and restated final MJDS shelf prospectus and any amendments thereto, in the forms of such preliminary, final and amended and restated MJDS shelf prospectuses previously delivered, along with any documents (including any preliminary form of prospectus supplement) filed in connection therewith and all

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     documents incorporated by reference therein, to the Representatives for each of the Underwriters; no other document with respect to such MJDS shelf prospectus and no amendment thereto or document incorporated by reference therein has previously been filed or transmitted for filing with a Canadian Qualifying Authority; and no order having the effect of preventing or suspending the use of any prospectus or prospectus supplement relating to the Securities has been issued and no proceeding for that purpose has been initiated or threatened by a Canadian Qualifying Authority (such amended and restated MJDS shelf prospectus, including any amendments to the form of prospectus for which a final receipt was issued by the OSC on behalf of the Canadian Qualifying Authorities and the documents incorporated by reference therein, are hereinafter called, collectively, the "Canadian Prospectus"; and any reference to the Canadian Prospectus as amended or supplemented shall be deemed to refer to the Canadian Prospectus as amended or supplemented in relation to the Offered Securities in the form in which it is first filed with the Canadian Qualifying Authorities pursuant to Canadian Securities Laws).] *

          (b) Effectiveness; Compliance. The Registration Statement has been declared effective by the Commission. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and, to the knowledge of the Company, no proceeding for that purpose has been initiated or threatened by the Commission. On the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied in all material respects with the Securities Act and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of the Terms Agreement referred to in Section 3, the Registration Statement and the Prospectus will conform in all material respects to the requirements of the Securities Act, and neither of such documents will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, except that the foregoing representations do not apply to statements in or omissions from any of such documents made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus or any amendment or supplement thereto.

     [(ii) On the date of issuance of the final receipt for the Canadian Prospectus, the Canadian Prospectus complied in all material respects with Canadian Securities Laws and did not include any untrue statement of a material fact or omit to a state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, and on the date of the Terms Agreement referred to in Section 3, the Canadian Prospectus will conform in all material respects to the requirements of Canadian Securities Laws, and such document will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the

------------------
* Unless otherwise indicated, throughout this Agreement include bracketed and italicized language only if Canadian offering is contemplated. Otherwise, delete.

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circumstances under which they were made not misleading, except that the foregoing representations do not apply to statements in or omissions from any of such documents made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Canadian Prospectus or any amendment or supplement thereto.]

          (c) Incorporated Documents. Each document filed by the Company pursuant to the Exchange Act that is incorporated by reference in the Prospectus complied when so filed in all material respects with the Exchange Act, and each document (other than documents incorporated by reference therein relating solely to securities other than the Offered Securities), if any, hereafter so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission will comply in all material respects with the Exchange Act and did not or will not, as the case may be, when so filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) Financial Statements. The financial statements and the related notes thereto included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of the Company and its subsidiaries taken as a whole as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; the other financial information included or incorporated by reference in the Registration Statement and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby; and any pro forma financial information and the related notes thereto included or incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the assumptions underlying any such pro forma financial information were reasonable when originally filed with the Commission and are set forth in the Registration Statement and the Prospectus or the relevant document incorporated by reference therein.

          (e) No Material Adverse Change. Since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus, (i) there has not been any change in the capital stock (other than as a result of the exercise of outstanding stock options or warrants or other convertible securities of the Company), increase in long-term debt of the Company and its subsidiaries taken as a whole, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock of the Company or Newmont Mining Corporation of Canada Limited [(except for dividends

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     declared on __________, _____ to be paid on _________, _____)], or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders' equity, results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in or contemplated by the Registration Statement and the Prospectus.

          (f) Organization and Good Standing. The Company and each of its Significant Subsidiaries, as defined in Rule 1-02 of Regulation S-X (the "Significant Subsidiaries"), have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, stockholders' equity, results of operations or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

          (g) Capitalization. All the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options, other than this Agreement; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party, except as described in Schedule 2(g) hereto.

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          (h)  Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement and the Terms Agreement (collectively, the "Transaction Documents") and to perform its obligations hereunder and thereunder.

          (i) Transaction Documents. Each of the Transaction Documents has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms, subject as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, or other laws affecting creditors' rights generally, from time to time in effect and to general principles of equity and except as to the provisions with respect to indemnification or contribution may be limited by applicable law, regulation or public policy;

          (j) The Securities. The Offered Securities to be issued and sold by the Company hereunder have been duly authorized by the Company and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and will be fully paid and nonassessable and will conform in all material respects to the descriptions thereof in the Prospectus; and the issuance of the Offered Securities is not subject to any preemptive or similar rights;

          (k) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

          (l) No Conflicts. The execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party, the issuance and sale of the Offered Securities and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority.

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          (m)  No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the Offered Securities and the consummation of the transactions contemplated by the Transaction Documents, except for the registration of the Offered Securities under the Securities Act, [the qualification of the Offered Securities for distribution by prospectus under Canadian Securities Laws] and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state or other securities laws in connection with the purchase and distribution of the Offered Securities by the Underwriters.

          (n) Independent Accountants. PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, are a registered independent public accounting firm with respect to the Company and its subsidiaries as required by the Securities Act.

          (o) Compliance With Environmental Laws. The Company and its subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "Environmental Laws"); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case for any such failure to comply, or failure to receive required permits, licenses or approvals, or liability as would not, individually or in the aggregate, have a Material Adverse Effect.

          (p) Accounting Controls. The Company and its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (q) No Broker's Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Offered Securities.

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          3.   Purchase and Offering of Firm Securities. The obligation of the
Company to issue and sell any Firm Securities, the obligation of the Underwriters to purchase the Firm Securities and, if applicable, the obligation of the Underwriters to purchase any Option Securities, will be set forth in a Terms Agreement (the "Terms Agreement") which shall be in the form of an executed writing (which may be handwritten), and may be evidenced by an exchange of telegraphic, facsimile or any other rapid transmission device designed to produce a written record of communications transmitted at the time the Company determines to sell the Firm Securities. The Terms Agreement will incorporate by reference the provisions of this Agreement, except as otherwise provided therein, and will specify the firm or firms which will be Underwriters, the names of any Representatives, the aggregate amount of the Firm Securities, and, if applicable, the Option Securities; the terms of any option granted by the Company to the Underwriters to purchase Option Securities; the amount of Firm Securities to be purchased by each Underwriter, the initial public offering price of the Offered Securities; the purchase price to be paid by the Underwriters; and, if the Offered Securities are Preferred Shares, Depositary Shares or Warrants, the terms thereof including, but not limited to, in the case of Preferred Shares (including those represented by Depositary Shares), the designation thereof, the dividend rate (or method of calculation), the dates on which dividends will be payable, whether such dividends will be cumulative or noncumulative and, if cumulative, the dates from which dividends will commence to cumulate, any redemption or sinking fund provisions, and the terms of conversion, if any, and, in the case of Depositary Shares, the fraction of the relevant Preferred Share represented thereby and, in the case of Warrants, the expiration date, the exercise price and the other terms for the exercise thereof. The Terms Agreement will also specify the place of delivery and payment for the Offered Securities and any details of the terms of offering that should be reflected in the prospectus supplement relating to the offering of the Offered Securities.

          The time and date of delivery and payment of the Firm Securities will be the time and date specified in the Terms Agreement, or such other time not later than seven full business days thereafter as the Representatives and the Company agree as the time for payment and delivery of the Firm Securities (such time and date, being herein and in the Terms Agreement referred to as the "Firm Closing Date"). The time and date of delivery and payment of the Option Securities, if any, will be the time and date specified by the Underwriters as provided in the Terms Agreement, which may be the Firm Closing Date, but shall not be more than seven business days after the exercise of the option nor in any event prior to the Firm Closing Date (such time and date being herein and in the Terms Agreement referred to as the "Option Closing Date"). As used herein and in the Terms Agreement, the term "Closing Date" means, with respect to the Firm Securities, the Firm Closing Date and, with respect to the Option Securities, the Option Closing Date.

          The obligations of the Underwriters to purchase the Offered Securities will be several and not joint. It is understood that the Underwriters propose to offer the Offered Securities for sale as set forth in the Prospectus [and the Canadian Prospectus]. The Offered Securities delivered to the Underwriters on the Closing Date will be in such denominations and registered in such names as the Underwriters may request.

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          4.   Certain Agreements of the Company. The Company covenants and agrees with each of the several Underwriters that, in connection with each offering of Offered Securities:

          (a) The Company will file the Prospectus with the Commission pursuant to and in accordance with Rule 424(b). The Company will file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act during the Prospectus Delivery Period (as defined below); and the Company will furnish copies of the Prospectus to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of the Terms Agreement or as promptly as practicable thereafter in such quantities as the Representatives may reasonably request. [The Company will file the Canadian Prospectus with the Canadian Qualifying Authorities in accordance with NI 71-101 and furnish copies of the Canadian Prospectus to the Canadian affiliates of the Underwriters in Toronto prior to 10:00 A.M., Toronto time, on the business day next succeeding the date of the Terms Agreement or as promptly as practicable thereafter in such quantities as the Representatives may reasonably request.]

          (b) The Company will deliver, without charge to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period, as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) as the Representatives may reasonably request. As used herein, the term "Prospectus Delivery Period" means such period of time after the first date of the public offering of the Offered Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Offered Securities is required by law to be delivered in connection with sales of the Offered Securities by any Underwriter or dealer.

          (c) Before filing any amendment or supplement to the Registration Statement or the Prospectus [or the Canadian Prospectus] during the Prospectus Delivery Period, the Company will furnish to the Representatives and ________, counsel for the Underwriters ("Underwriters' Counsel"), a copy of the proposed amendment or supplement for review and will not file any such proposed amendment or supplement to which the Representatives reasonably object.

          (d) During the Prospectus Delivery Period, the Company will advise the Representatives promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus [or Canadian Prospectus] or any amendment to the Prospectus [or Canadian Prospectus] has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus [or any request by the Canadian Qualifying Authorities for amendment or supplement to the Canadian Prospectus] or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission [or the Canadian Qualifying Authorities] for any additional information; (iv) of the issuance by the Commission [or the Canadian Qualifying Authorities] of any

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     order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any preliminary prospectus or the Prospectus [or the Canadian Prospectus] or the initiation or threatening of any proceeding for that purpose; and (v) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Offered Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any preliminary prospectus or the Prospectus [or Canadian Prospectus] or suspending any such qualification of the Offered Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

          (e) If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus [or Canadian Prospectus] as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus [or Canadian Prospectus] to comply with law, the Company will immediately notify the Representatives thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission [or Qualifying Canadian Authorities, as applicable,] and furnish to the Representatives and to such dealers as the Representatives may designate, such amendments or supplements to the Prospectus [and Canadian Prospectus] as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading, or so that the Prospectus will comply with law. Neither the Representatives' consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in
     Section 5.

          (f) The Company will make generally available to its security holders and the Representatives as soon as practicable, an earnings statement of the Company and its subsidiaries that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the "effective date" (as defined in Rule 158) of the Registration Statement.

          (g) The Company will arrange for the qualification of the Offered Securities for offer and sale and the determination of their eligibility for investment under the securities and Blue Sky laws of such jurisdictions as the Representatives designate and will continue such qualifications in effect so long as required for the distribution of the Offered Securities; provided, however, that in no event shall the Company be required to qualify as a foreign corporation or as a dealer in securities or to file a general or unlimited consent for service of process in any such jurisdiction.**

---------------------
** Include paragraph (g) if warrants; delete if Common Stock or Preferred Stock.

          (h) The Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Securities Act [and qualification of the Securities for distribution by prospectus under Canadian Securities Laws ] and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any preliminary prospectus supplement and the Prospectus and amendments and supplements thereto [and the Canadian Prospectus] and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing any Agreement among Underwriters, this Agreement, any Terms Agreement, any Certificate of Designations, any Deposit Agreement, any Warrant Agreement, any Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Offered Securities; (iii) all expenses in connection with the qualification of the Offered Securities for offering and sale under state securities laws as provided in Section 4(f), including the reasonable fees and disbursements of Underwriters' Counsel in connection with such qualification and in connection with the Blue Sky surveys***; (iv) any fees charged by securities rating services for rating the Offered Securities; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Offered Securities; (vi) the cost of preparing the Offered Securities and any Common Shares issuable upon conversion or exercise thereof; (vii) the fees and expenses in connection with the listing, if any, of the Offered Securities or any Common Shares issuable upon conversion or exercise thereof; (viii) the fees and expenses of any transfer agent relating to any Common Shares or any Preferred Shares; (ix) the fees and expenses of any Depositary relating to any Depositary Shares; (x) the fees and expenses of any Warrant Agent relating to any Warrants; (xi) expenses incurred by the Company in connection with any "road show" presentation to potential investors; and (xii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; provided, however, that, except as provided in this Section, Section 6 and Section 9 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Offered Securities by them, and any advertising expenses connected with any offers they may make.

          (i) If and to the extent so provided in the Terms Agreement referred to in Section 3, the Company, for the period therein provided, will not, directly or indirectly, sell, contract to sell or otherwise dispose of certain of its securities as specified in such Terms Agreement.

          (j) The Company will apply the net proceeds from the sale of the Offered Securities as described in the Prospectus under the heading "Use of Proceeds".

-----------------
*** Include language in italics if warrants are being sold; delete if shares of Common Stock or Preferred Stock are being sold.

          (k) The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Offered Securities.

          (l) The Company will use its reasonable efforts to list, subject to notice of issuance, the Offered Securities on the [insert any applicable stock exchange or exchanges].

          5. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the Firm Closing Date and the Option Securities on the Option Closing Date will be subject to the accuracy of the written statements of the officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions precedent:

          (a) On the date of the Terms Agreement and on the Closing Date, __________________ shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus; provided, that the letter delivered on the Closing Date may use a "cut-off" date no more than three business days prior to such Closing Date.

          (b) The Prospectus shall have been timely filed with the Commission in accordance with the Securities Act and Section 4(a) of this Agreement. [The Canadian Prospectus shall have been timely filed with the Canadian Qualifying Authorities in accordance with Canadian Securities Laws and
     Section 4(a) of this Agreement.] No order suspending the effectiveness of the Registration Statement or of any part thereof [or the use of the Canadian Prospectus] shall have been issued and no proceeding for that purpose shall be pending before or, to the knowledge of the Company, threatened by the Commission [or a Canadian Qualifying Authority]; and all requests by the Commission [or a Canadian Qualifying Authority] for additional information that affect the Registration Statement or the Prospectus [or the Canadian Prospectus] shall have been complied with to the reasonable satisfaction of the Representatives.

          (c) The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Company and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

          (d) Subsequent to the execution and delivery of the Terms Agreement, there shall not have occurred (i) any downgrading in the rating accorded any senior debt securities of the Company by any "nationally recognized statistical rating organization" (as such term is defined by the Commission for purposes of Rule 436(g)(2) under the

     Securities Act), or any public announcement that any such organization has under surveillance or review, or that it has changed its outlook with respect to, its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading); or (ii) any event or condition of a type described in Section 2(e) hereof, which event or condition is not described in the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Offered Securities on the Firm Closing Date or the Option Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Prospectus [and the Canadian Prospectus].

          (e) The Representatives shall have received on and as of the Firm Closing Date or the Option Closing Date, as the case may be, a certificate of the Chairman of the Board of Directors and Chief Executive Officer, the President, any Executive Vice President, any Senior Vice President or any Vice President and the Chief Financial Officer or Chief Accounting Officer of the Company (i) confirming that such officers have carefully reviewed the Registration Statement, the Prospectus [and the Canadian Prospectus] and, to the best knowledge of such officers, the representation set forth in Section 2(a) hereof is true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; and (iii) to the effect set forth in paragraphs (b) and (d)(i) above.

          (f) The Representatives shall have received an opinion, dated the Firm Closing Date or the Option Closing Date, as the case may be, of White & Case LLP, counsel for the Company, to the effect that (to the extent applicable to the Offered Securities):

               (i) Each of the Company and Newmont USA Limited has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

               (ii) The shares of capital stock of the Company outstanding on the Closing Date have been duly authorized, are validly issued, fully paid and non-assessable, and conform in all material respects as to legal matters to the description thereof contained in the Prospectus;

               (iii) If the Offered Securities are Common Shares, the Common Shares have been duly authorized and validly issued, and, when countersigned by the transfer agent therefor, and sold to the Underwriters against payment therefor pursuant to this Agreement and the Terms Agreement, will be fully paid and non-assessable; and the issuance of such Common Shares is not subject to the preemptive rights of any stockholder of the Company;

               (iv) If the Offered Securities are Preferred Shares or Depositary Shares, the Preferred Shares have been duly authorized and validly issued and, when countersigned by the transfer agent therefor and, if applicable, when deposited pursuant to the Deposit Agreement against issuance of Depositary Shares and when the Preferred Shares or the Depositary Shares, as the case may be, are sold to the Underwriters against payment therefor pursuant to this Agreement and the Terms Agreement, will be validly issued, fully paid and non-assessable; and the issuance and, if applicable, deposit of such Preferred Shares is not subject to the preemptive rights of any stockholder of the Company;

               (v) If the Offered Securities are Depositary Shares, the depositary receipts (the "Depositary Receipts"), when issued and delivered pursuant to the Deposit Agreement and this Agreement and the Terms Agreement, will entitle the holders thereof to the rights specified in such Depositary Receipts and in the Deposit Agreement;

               (vi) If the Offered Securities are Preferred Shares or Depositary Shares, the Certificate of Designations of the Company creating the Preferred Shares has been duly filed with the Secretary of State of Delaware and with all other offices where such filing is required;

               (vii) If the Offered Securities are Depositary Shares, the Deposit Agreement has been duly authorized, executed and delivered by the Company, and the Deposit Agreement constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, or by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law);

              (viii) If the Offered Securities are Preferred Shares that are convertible into Common Shares, or Depositary Shares evidencing fractions of such Preferred Shares, the Common Shares have been duly authorized and reserved for issuance by the Company upon conversion of the Preferred Shares, and when so issued and countersigned by the transfer agent therefor, will be validly issued, fully paid and non-assessable; and the issuance of such Common Shares will not be subject to the preemptive rights of any stockholder of the Company;

               (ix) If the Offered Securities are Warrants, the Warrants have been duly authorized, executed and delivered by the Company and, when counter-signed by the Warrant Agent and sold to the Underwriters against payment therefor pursuant to this Agreement and the Terms Agreement, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, or by general equitable principles

          (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law);

               (x) If the Offered Securities are Warrants, the Warrant Agreement has been duly authorized, executed and delivered by the Company, and the Warrant Agreement constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally, or by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law);

               (xi) If the Offered Securities are Warrants, the Common Shares have been duly authorized and reserved for issuance by the Company upon exercise of the Offered Securities, and when so issued and countersigned by the transfer agent therefor, will be validly issued, fully paid and non-assessable; and the issuance of such Common Shares will not be subject to the pre-emptive rights of any stockholder of the Company;

               (xii) No consent, approval, authorization or order of, or filing with, any New York State or Federal governmental agency or body or any New York State or Federal court having jurisdiction over the Company or any of its material properties is required to be obtained or made by the Company for the consummation of the transactions contemplated by the Terms Agreement (including the provisions of this Agreement), any Warrant Agreement and any Deposit Agreement in connection with the issuance or sale of the Offered Securities by the Company, except such as have been obtained and made under the Securities Act and such as may be required under state securities or Blue Sky laws (as to which such counsel need express no opinion);

               (xiii)The execution, delivery and performance of the Terms Agreement (including the provisions of this Agreement), any Deposit Agreement and any Warrant Agreement and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Certificate of Incorporation, as amended, or By-Laws of the Company or any statute, rule, regulation or order applicable to the Company or any of its subsidiaries of which such counsel is aware of any federal or New York State governmental agency or body or court having jurisdiction over the Company or any of its material properties (other than those that may be required under the Securities Act and under applicable state securities or Blue Sky laws as to which such counsel need express no opinion), and the Company has full corporate power and authority to authorize, issue and sell the Offered Securities as contemplated by the Terms Agreement (including the provisions of this Agreement);

               (xiv) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion; the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such opinion on the date specified therein; and no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or, to the knowledge of such counsel, threatened by the Commission;

               (xv) The statements set forth in the Prospectus under the heading "Description of our Capital Stock" [and "Description of Common Stock Warrants"], to the extent that they constitute summaries of the terms of the Offered Securities, fairly summarize in all material respects the matters described therein;

               (xvi) The Registration Statement relating to the Securities, as of its effective date, and the Prospectus, as of the date of the Terms Agreement, and any amendment or supplement thereto, as of its date, appeared on their face to comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations thereunder; nothing has come to such counsel's attention which causes it to believe that the Registration Statement, as of its effective date, the Registration Statement or the Prospectus, as of the date of the Terms Agreement, or any such amendment or supplement, as of its date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; it being understood that such counsel need express no opinion as to the financial statements and schedules or other financial or statistical data contained in any of the above-mentioned documents; and

              (xvii) This Agreement and the Terms Agreement (including the provisions of this Agreement) have been duly authorized, executed and delivered by the Company.

          (g) The Representatives shall have received an opinion, dated the Firm Closing Date or the Option Closing Date, as the case may be, from Britt D. Banks, Esq., Vice President and General Counsel of the Company, or Sharon E. Thomas, Esq., Vice President and Secretary of the Company, to the effect that:

               (i) The Company and each of the Significant Subsidiaries has been duly incorporated and is an existing corporation in good standing in its jurisdiction of organization and has been duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which its ownership of property or the conduct of its business requires such qualification (except where the failure to so qualify would not have a Material Adverse Effect), and has all power and authority necessary to own its properties and conduct the business in which it is engaged as described in the Prospectus;

               (ii) The execution, delivery and performance of the Terms Agreement (including the provisions of this Agreement), any Warrant Agreement and any

          Deposit Agreement and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under any order, rule or regulation applicable to the Company or any of its subsidiaries of which such counsel is aware of any court or governmental agency or body having jurisdiction over the Company or any of its material properties or, any material agreement or instrument to which the Company or any material subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the Restated Certificate of Incorporation or By-Laws of the Company or any such subsidiary, which breach or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

               (iii) Such counsel is not aware of any consent, approval, authorization or order of, or filing with, any governmental agency or body or any court having jurisdiction over the Company or any of its material properties that is required to be obtained or made by the Company for the consummation of the transactions contemplated by the Terms Agreement (including the provisions of this Agreement) in connection with the issuance or sale of the Offered Securities by the Company, any Warrant Agreement and any Deposit Agreement, except such as may be required under the Securities Act and under state securities or Blue Sky laws (as to which such counsel need express no opinion);

               (iv) To the best knowledge of such counsel, except as described in the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject which, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the knowledge of such counsel, and except as described in the Prospectus, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others.

               (v) The documents incorporated by reference in the Prospectus (other than the financial statements and related schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; and nothing has come to such counsel's attention that causes such counsel to believe that any of such documents, when such documents were so filed contained an untrue statement of a material fact and omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

               (vi) Nothing has come to such counsel's attention that causes such counsel to believe that the Registration Statement relating to the Securities, as of its effective date, the Registration Statement or the Prospectus, as of the date of the Terms Agreement, or any such amendment or supplement, as of its date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; it being understood that such counsel need express no opinion as to the financial statements and schedules or other financial or statistical data contained in any of the above-mentioned documents; and

               (vii) The statements contained in the Company's Annual Reports on Form 10-K under the heading "Item 3. Legal Proceedings", and the statements contained in the Company's Quarterly Reports on Form 10-Q under the heading "Item 1. Legal Proceedings", in each case, which are incorporated or deemed to be incorporated by reference in the Prospectus, insofar as such statements constitute a summary of the legal documents, matters or proceedings referred to therein, fairly present the information called for with respect to such legal documents, matters and proceedings; and, to the best knowledge of such counsel, (A) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Prospectus and that are not so described and (B) there are no statutes, regulations or contracts and other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Prospectus and that have not been so filed or described.

          (h) The Offered Securities to be delivered on the Firm Closing Date or Option Closing Date, as the case may be, shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

          (i) The Representatives shall have received from Underwriters' Counsel, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities, the Registration Statement, the Prospectus and other related matters as they may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (j) On or prior to the Firm Closing Date or the Option Closing Date, as the case may be, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

     All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters. The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as they reasonably request.

          6. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus (or any amendment or supplement thereto), [the Canadian Prospectus (or any amendment or supplement thereto)] or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein (in the light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below; provided, that with respect to any such untrue statement in or omission from any preliminary prospectus, the indemnity agreement contained in this paragraph (a) shall not inure to the benefit of any Underwriter to the extent that the sale to the person asserting of any such loss, claim, damage or liability was an initial resale by such Underwriter and any such loss, claim, damage or liability of or with respect to such Underwriter results from the fact that both (i) to the extent required by applicable law, a copy of the Prospectus [or the Canadian Prospectus] was not sent or given to such person at or prior to the written confirmation of the sale of such Offered Securities to such person and (ii) the untrue statement in or omission from such preliminary prospectus was corrected in the Prospectus [or the Canadian Prospectus] unless, in either case, such failure to deliver the Prospectus [or the Canadian Prospectus] was a result of non-compliance by the Company with the provisions of Section 4 hereof.

          (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter agreed to be furnished to the Company in writing by the Representatives pursuant to the Terms Agreement.

          (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnification may be sought (the "Indemnifying Person") in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 6. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by the Representatives and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

          (d) If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of identifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Offered Securities and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Offered Securities. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 6, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Offered Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 6 are several in proportion to their respective purchase obligations hereunder and not joint.

          (f) The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

          7. Termination. This Agreement and the Terms Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company, if after the execution and delivery of this Agreement and the Terms Agreement and prior to the Firm Closing Date or, in the case of the Option Securities, prior to the Option Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Offered Securities on the Firm Closing Date or the Option Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Terms Agreement and the Prospectus.

          8. Default of Underwriters. (a) If any Underwriter shall default in its obligation to purchase the Offered Securities which it has agreed to purchase under the Terms Agreement relating to such Offered Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Offered Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Offered Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Offered Securities on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company that they have so arranged for the purchase of such Offered Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Offered Securities, the Representatives or the Company shall have the right to postpone the Closing Date for the Offered Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, [or the Canadian Prospectus as amended or supplemented,] or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement[,][or] the Prospectus [or the Canadian Prospectus] which in the reasonable opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this section with like effect as if such person had originally been a party to the Terms Agreement with respect to such Offered Securities.

          (b) If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such Offered Securities which remains unpurchased does not exceed one-tenth of the aggregate number of the Offered Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase on the applicable Closing Date the number of Offered Securities which such Underwriter agreed to purchase under the Terms Agreement relating to such Offered Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the amount of Securities which such Underwriter agreed to purchase under such Terms Agreement) of the Offered Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate amount of Offered Securities which remains unpurchased exceeds one-eleventh of the aggregate amount of the Offered Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Offered Securities of a defaulting Underwriter or Underwriters, then the Terms Agreement relating to such Offered Securities (or, with respect to the Option Closing Date, the obligations of the Underwriters to purchase, and of the Company to sell, the Option Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in
Section 4(h) and the indemnity and contribution agreements in Section 6; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person and will survive delivery of and payment for the Offered Securities. If the Terms Agreement is terminated pursuant to Section 7 or if for any reason the purchase of the Offered Securities by the Underwriters under the Terms Agreement is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 4(h) and the respective obligations of the Company and the Underwriters pursuant to Section 6 shall remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason, other than solely because of the termination of this Agreement pursuant to Section 7 or the occurrence of any event specified in Section 8, the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities, but the Company shall be under no further liability to any Underwriter except as provided in Section 6.

          10. Notices. All statements, requests, notices and agreements hereunder shall be in writing and if to the Underwriters shall be sufficient in all respects, if delivered or sent by first class mail or facsimile transmission (confirmed in writing by overnight courier sent on the day of such facsimile transmission) to the address of the Representatives as set forth in the Terms Agreement; and if to the Company shall be sufficient in all respects if delivered or sent by first class mail or facsimile transmission (confirmed in writing by overnight courier sent on the day of such facsimile transmission) to the address of the Company set forth in the Registration Statement, Attention:
Secretary.

          11. Successors. This Agreement will inure to the benefit of and be binding upon the Company and such Underwriters as are identified in Terms Agreements and their respective successors and the officers and directors and controlling persons referred to in Section 6, and no other person will acquire or have any right or obligation hereunder or by virtue of this Agreement. No purchaser of any of the Offered Securities from any Underwriter shall be deemed a successor or assign merely by reason of such purchase.

          12. Representatives. In all dealings under any Terms Agreement and hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any underwriter made or given by the Representatives.

          13. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act; (b) the term "business day" means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act.

          14. Time of Essence. Time shall be of the essence of each Terms Agreement.

          15. GOVERNING LAW. THIS AGREEMENT AND EACH TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          16. Counterparts. This Agreement and each Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

          17. Amendments or Waivers. No amendment or waiver of any provision of this Agreement or each Terms Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

          18. Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement or each Terms Agreement.

          If the foregoing is in accordance with your understanding, please sign and return five counterparts hereof.

                                           Very truly yours,

                                           NEWMONT MINING CORPORATION



                                           By
                                             ---------------------------------
                                             Name:
                                             Title:


Accepted as of the date hereof:



[Names of Underwriters]

Acting on behalf of themselves and as the Representatives of the several Underwriters


By:   [Representatives]


    By:
       ------------------------
       Authorized Signatory

                                                                         ANNEX I
                                                                         -------

                           NEWMONT MINING CORPORATION

                                Equity Securities


                                 Terms Agreement
                                 ---------------


                                                                --------- , ----


[Names and Addresses of
 Representatives]

Dear Sirs:

          Newmont Mining Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated _________ __, ____ (the "Underwriting Agreement"), between the Company on the one hand and __________________, as Representatives of the several Underwriters listed in Schedule I hereto, on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the securities specified in Schedule II hereto (the "Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that, if this Terms Agreement and the Underwriting Agreement are dated different dates, each representation and warranty with respect to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation and warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined) and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended or supplemented relating to the Securities which are the subject of the Terms Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives are designated to act on behalf of each of the Underwriters of Securities.

          Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at a purchase price to the Underwriters set forth in Schedule II hereto, the amount of Firm Securities set forth opposite the name of such Underwriter in
Schedule I hereto.

          [Subject to the terms and conditions set forth herein and in the Terms Agreement, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase in the aggregate up to the number of Option Securities set forth on Schedule II at the same

                                                                         Annex I
                                                                          Page 2

purchase price as shall be applicable to the Firm Securities. The option hereby granted will expire __ days after the date hereof and may be exercised, in whole or in part at one time, only for the purpose of covering over-allotments that may be made in connection with the offering and distribution of the Firm Securities. Such option may be exercised upon written notice by you to the Company setting forth the number of Option Securities as to which the several Underwriters are exercising the option and the Option Closing Date. If the option is exercised as to all or any portion of the Option Securities, the Option Securities as to which the option is exercised shall be purchased by each Underwriter, severally and not jointly, in the proportion that the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Securities, subject to such adjustments as you, in your discretion, shall make to eliminate any sales or purchases of fractional Offered Securities. No Option Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Option Securities or any portion thereof may be surrendered and terminated at any time before the exercise thereof upon written notice by the Representatives to the Company.]

          If the foregoing is in accordance with your understanding, please sign and return to us _______ counterparts hereof, and upon acceptance hereof by you, on behalf of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. [It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be supplied to the Company upon request.]

                                      NEWMONT MINING CORPORATION


                                      By:
                                          -----------------------
                                          Name:
                                          Title:


Accepted as of the date hereof:


By:
   ---------------------------

Acting on behalf of themselves and as the Representatives of the several Underwriters



     By:
        ---------------------------
        Authorized Signatory

                                   SCHEDULE I

                                                            Amount of
                                                            Firm Securities
                Underwriter                                 to be Purchaser
                -----------                                 ---------------











                                                      -------------

Total . . . . . . . . . . . . . . . . . . . . . . .   ==============

                                  SCHEDULE II
                                  -----------

Title of Securities:


Aggregate number of Firm Securities:


Aggregate number of Option Securities:


Price to Public:
              $
               ----------

Purchase Price by Underwriters:
              $
               ----------

Specified funds for payment of purchase price:
              [New York] Clearing House funds

If the Securities are Preferred Shares or Depositary Shares evidencing fractions of Preferred Shares, the terms of such Preferred Shares are as follows:

              Designation:

              Date of Certificate of Designations:

              Dividend Rate or Amount:

              [$___ per share per annum] [specify other method of calculation]

              [Dividends are noncumulative.] [Dividends are cumulative from [specify date].]

              Dividend Payment Dates:

              [months and dates], commencing [date]

              Conversion Rights:

              [The Securities are not convertible.]

              [The Securities will be [subject to mandatory conversion] [convertible [at the option of the holder thereof] [at the option of the Company]] into shares of Common Stock of the Company [Describe conversion provisions, including the conversion price and adjustments thereto.]]

                                                                     Schedule II
                                                                          Page 2


              Ranking:

              [The Securities will rank senior with respect to the payment of dividends and the distribution of assets upon liquidation to any shares of any series of Preferred Stock which by its terms is expressly made junior to the Securities. The Securities will rank on a parity with respect to the payment of dividends and the distribution of assets upon liquidation with any other series of Preferred Stock.]

              [The Securities will rank on a parity with respect to the payment of dividends and the distribution of assets upon liquidation to any shares of any series of Preferred Stock which by its terms is expressly made junior to any other series of Preferred Stock. The Securities will rank junior with respect to the payment of dividends and the distribution of assets upon liquidation with any other series of Preferred Stock.]

              Liquidation Rights:

              In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Securities will be entitled to receive out of the assets of the Company available for distribution to stockholders $______ per share in cash plus accrued and unpaid dividends before any distribution is made to the holders of the Common Stock or any other stock of the Company ranking junior to the Securities as to the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Company.

              Redemption Provisions:

              [No provisions for redemption]

              [The Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company [on or after _________, _________ at the following redemption prices: If [redeemed on or before _________, $___, and if] redeemed during the 12-month period beginning ___________,

              Year                   Redemption Price
              ----                   ----------------

              and thereafter at $___ per share, together in each case with accrued and unpaid dividends to the redemption date]

              [on any dividend payment date falling on or after ____________, ___________, at the election of the Company, at a redemption price equal to the $___, plus accrued and unpaid dividends to the date of redemption].

              [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

              Sinking Fund Provisions:

              [No sinking fund provisions]

                                                                     Schedule II
                                                                          Page 3


              [The Securities are entitled to the benefit of a sinking fund to retire _____ shares on ______ in each of the years _____ through ____ at $___ per share plus accrued and unpaid dividends] [, together with [cumulative] [non-cumulative] redemptions at the option of the Company to retire an additional _____ shares in the years ____ through ____ at $___ per share plus accrued and unpaid dividends.]

              Voting Right Provisions:

              [No voting rights except as specified in the Company's Restated Certificate of Incorporation.]

              [In addition to the voting rights specified in the Company's Restated Certificate of Incorporation, the Securities [specify voting rights].]

If the Securities are Depositary Shares, specify the following:

              Depositary:

              Deposit Agreement:

              Deposit Agreement dated as of ________, _____, between the Company and the Depositary.

              Terms of Deposit:

              Each Depositary Share will represent ___ of [one] share of the Preferred Shares described above. [Insert of other relevant terms.]

If the Securities are Warrants, the terms thereof are as follows:

              Warrant Agent:

              Warrant Agreement:

              Warrant Agreement dated as of ___________, ____, between the Company and the Warrant Agent.

              Exercise Price:

              $_____ per share, subject to adjustment as provided in the Warrant Agreement.

              Expiration Date:

              Terms of Exercise:

              [The Warrants may be exercised at any time [on or after ________] and prior to the close of business on the Expiration Date.]

                                                                     Schedule II
                                                                          Page 4


Firm Closing Date:

              [Time and date], ____

Closing Location:

Black Out Period:

              [None]

         [For a period beginning at the time of execution of the Terms Agreement and ending 90 days thereafter, [the Company will not, directly or indirectly, offer, sell, contract to sell or otherwise dispose of Common Shares or securities representing, convertible into or exchangeable for, or any rights to purchase or acquire, Common Shares, other than (1) pursuant to its employee stock option and restricted stock plans or its directors' stock plan, each as in effect at the time of execution of the Terms Agreement, (2) pursuant to the exchange of options granted under its employee stock option and restricted stock plans or its directors' stock plan, (3) pursuant to the exercise of warrants outstanding on the date hereof, (4) pursuant to the exchange of exchangeable shares outstanding on the date hereof, (5) pursuant arrangements made with respect to any person who becomes an employee of the Company, (6) pursuant to proposed acquisitions and other transactions described in [insert applicable Exchange Act report/Prospectus]]

              [Insert terms, if other than as above]

Names and addresses of Representatives:




Address for Notices, etc.:


[Other Terms](1)



--------------------
(1) A description of particular tax, accounting or other unusual features of the Securities should be set forth, or referenced to an attached and accompanying description, if necessary to the issuer's understanding of the transaction contemplated. Such a description might appropriately be in the form in which such features will be described in the Prospectus for the offering.